Filed Pursuant to Rule 497(e)

Securities Act File No. 333-211881

Gabelli NextShares Trust (the “Trust”)

Gabelli Food of All Nations NextShares

Gabelli RBI NextShares

(each a “Fund” and collectively the “Funds”)

Supplement dated February 26, 2019 to Summary Prospectus and Prospectus (the “Prospectus”)

and Statement of Additional Information dated January 28, 2019

The Board of Trustees of the Funds has approved a Plan of Liquidation for each Fund, pursuant to which each Fund will be liquidated (the “Liquidation”) on or about March 28, 2019 (“Liquidation Date”). The Liquidation Date may be changed without notice at the discretion of the Trust’s officers. All capitalized terms used but not defined in this Supplement shall have the meanings ascribed to such terms in the registration statement.

Suspension of Sales. Effective the close of business on February 27, 2019, each Fund will no longer accept creation orders. The last day of secondary market trading of shares for each Fund will be on or about March 25, 2019.

Mechanics. In connection with the Liquidation, any shares of a Fund outstanding on the Liquidation Date will be automatically redeemed as of the close of business on the Liquidation Date. The proceeds of any such redemption will be equal to the net asset value of such shares after a Fund has paid or provided for all of its charges, taxes, expenses, and liabilities. The distribution to shareholders of these liquidation proceeds will occur as soon as practicable, and will be made to all shareholders of a Fund of record at the time of the Liquidation.

Other Alternatives. At any time prior to the Liquidation Date, shareholders of a Fund may sell their shares through a broker in the standard manner. Customary brokerage charges may apply to such transactions.

U.S. Federal Income Tax Matters. Whether you sell your shares or are automatically redeemed as described above, you will generally recognize a capital gain (or loss) equal to the amount you receive for your shares above (or below) your adjusted cost basis in such shares. Please consult your personal tax advisor about the potential tax consequences.

If you have any questions regarding the Liquidation, please contact the Funds at 1-800-GABELLI (1-800-422-3554).

Please retain this Supplement for future reference.